UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Dow Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! DOW INC. 2023 Annual Meeting Vote by April 12, 2023 11:59 PM ET. For shares held in a Plan, vote by April 10, 2023 11:59 PM ET.    DOW INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 2211 H.H. DOW WAY MIDLAND, MI 48674    D95129-Z84589    You invested in DOW INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 13, 2023. Get informed before you vote View the Notice of Internet Availability of Proxy Materials, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.    For complete information and to vote now, visit www.ProxyVote.com Control #    Smartphone Users Vote Now Point your camera here and vote without entering a control number    Vote Virtually at the Meeting* April 13, 2023 8:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/DOW2023    *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com    THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.      Board Voting ItemsRecommends 1.Election of Directors Nominees: 1a.Samuel R. AllenFor 1b.Gaurdie E. Banister Jr.For 1c.Wesley G. BushFor 1d.Richard K. DavisFor 1e.Jerri DeVardFor 1f.Debra L. DialFor 1g.Jeff M. FettigFor 1h.Jim FitterlingFor 1i.Jacqueline C. HinmanFor 1j.Luis Alberto MorenoFor 1k.Jill S. WyantFor 1l.Daniel W. YohannesFor 2.Advisory Resolution to Approve Executive CompensationFor 3.Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2023For 4.Stockholder Proposal – Independent Board ChairmanAgainst 5.Stockholder Proposal – Single-Use Plastics ReportAgainst NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D95130-Z84589